UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2016
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408) 519-9100

(Former name or former address, if changed since last report.)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 31, 2016, TiVo Inc. issued a press release announcing its financial results for the first quarter ended April 30, 2016 and a copy of TiVo's FY17 Q1 Key Financial Metric Trend Sheets. A copy of the press release is furnished as Exhibit 99.1 and a copy of the Trend Sheets are attached as Exhibit 99.2 to this Current Report.
This information and the information contained in the press release for TiVo Inc. (and attached reconciliations and related notes) and TiVo's FY17 Q1 Key Financial Metric Trend Sheets shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 31, 2016
99.2	FY17 Q1 Key Financial Metric Trend Sheets and Reconciliations and Related Notes for TiVo Inc., dated May 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date: May 31, 2016	By:	_/s/ Naveen Chopra__________
Naveen Chopra
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of TiVo Inc. dated May 31, 2016
99.2	FY17 Q1 Key Financial Metric Trend Sheets and Reconciliations and Related Notes for TiVo Inc., dated May 31, 2016